SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES AND EXCHANGE ACT of 1934
August 10, 2005
Date of Report
(Date of earliest event reported)

G REIT, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	0-50261 (Commission File No.)	52-2362509 (I.R.S. Employer Identification No.)
1551 N. Tustin Avenue
Suite 200
Santa Ana, California 92705
(Address of principal executive offices)
(877) 888-7348
(Registrant’s telephone number, including area code)
N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
Pro Forma Condensed Consolidated Balance Sheet
Pro Forma Condensed Consolidated Statement of Operations
Pro Forma Condensed Consolidated Statement of Operations
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
SIGNATURES

We filed a Form 8-K dated August 10, 2005 for the disposition of the 525 B Street property located in San Diego, CA without the required Item 9.01 financial information. Accordingly, we are filing this Form 8-K/A to include that financial information.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
INDEX TO THE PRO FORMA FINANCIAL STATEMENTS

Page
G REIT, Inc.:
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2005	4
Unaudited Pro Forma Condensed Consolidated Statement of Operations For the Six Months Ended June 30, 2005	5
Unaudited Pro Forma Condensed Consolidated Statement of Operations For the Year Ended December 31, 2004	6
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	7

Explanatory Note
     On August 10, 2005, GREIT-525 B Street, LP, a wholly-owned subsidiary of G REIT, Inc. (the “Company”), sold its wholly-owned property, 525 B Street in San Diego California, to Hines-Sumisei US Core Office Properties, LP, an unaffiliated third party, for a sales price of $116,000,000. In conjunction with the sale of 525 B Street, the Company paid off the existing cross-collateralized debt of $126,000,000 on its 525 and 600 B Street properties. The sale resulted in the Company recording a gain of $10,558,000. At closing, a disposition fee was paid to Triple Net Properties Realty, Inc. (“Realty”), an affiliate of our advisor, Triple Net Properties, LLC, in the amount of $1,115,000, or 1% of the sales price, of which 75% was passed through to our advisor pursuant to an agreement between our advisor and Realty. Sales commissions were paid to unaffiliated brokers in the amount of $862,000, or 0.7% of the sales price. The full text of the Agreement for Purchase and Sale of Real Property and Escrow Instructions was attached as Exhibit 99 to the Form 8-K previously filed by the Company on June 29, 2005.
     The following unaudited pro forma condensed consolidated financial statements (hereinafter collectively referred to as “the pro forma financial statements”) are presented for illustrative purposes only, and are not necessarily indicative of the results of operations of future periods or the results that would have been realized had the Property been disposed of by the Company as of the dates set forth below. The pro forma financial statements (including notes thereto) are qualified in their entirety by reference to and should be read in conjunction with the historical financial statements of the Company, including the notes thereto, incorporated herein by reference or included herein. The Company’s historical consolidated financial statements incorporated herein by reference are the Annual Report on Form 10-K, as amended, for the year ended December 31, 2004 and Quarterly Report on Form 10-Q for the six months ended June 30, 2005. In management’s opinion, all adjustments necessary to reflect the transactions have been made.
     The accompanying unaudited pro forma condensed consolidated balance sheet of the Company is presented as if the disposition of 525 B Street had occurred at June 30, 2005.
     The accompanying unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2005 gives effect to the disposition of 525 B Street as if the disposition occurred as of January 1, 2005.
     The accompanying unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2004 gives effect to the disposition of 525 B Street as if the disposition occurred as of January 1, 2004.
     The accompanying pro forma financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisition reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future.

G REIT, Inc.
Pro Forma Condensed Consolidated Balance Sheet
June 30, 2005
(Unaudited)

		Paydown of 525 and
		600 B Street
		Properties Cross-	Sale of 525 B
	Company	Collateralized	Street	Company
	Historical	Mortgage (A)	Property (B)	Proforma

ASSETS
Real estate investments:
Operating properties, net	$646,993,000	$—	$—	$646,993,000
Properties held for sale, net	107,572,000	—	(95,585,000)	11,987,000
Investments in unconsolidated real estate	11,867,000	—	—	11,867,000

	766,432,000	—	(95,585,000)	670,847,000
Cash and cash equivalents	19,763,000	(11,350,000)	—	8,413,000
Investment in marketable securities	2,863,000	—	—	2,863,000
Accounts receivable, net	4,845,000	—	(250,000)	4,595,000
Accounts receivable from related parties	161,000	—	(2,000)	159,000
Restricted cash	18,836,000	—	(3,138,000)	15,698,000
Deferred financing costs, net	3,560,000	—	—	3,560,000
Identified intangible assets, net	63,684,000	—	—	63,684,000
Assets held for sale, net	14,408,000	—	(14,102,000)	306,000
Other assets, net	12,129,000	—	1,127,000	13,256,000

Total assets	$906,681,000	$(11,350,000)	$(111,950,000)	$783,381,000

LIABILITIES, MINORITY INTERESTS AND STOCKHOLDERS’ EQUITY
Mortgage loans payable	$379,015,000	$(11,350,000)	$(44,710,000)	$322,955,000
Mortgage loans payable secured by properties held for sale	77,389,000	—	(69,940,000)	7,449,000
Credit facility and other debt	58,369,000	—	—	58,369,000
Accounts payable and accrued liabilities	18,210,000	—	(1,062,000)	17,148,000
Accounts payable to related parties	851,000	—	(5,000)	846,000
Security deposits and prepaid rent	4,539,000	—	—	4,539,000
Identified intangible liabilities, net	16,210,000	—	—	16,210,000
Liabilities of properties held for sale, net	7,722,000	—	(7,123,000)	599,000

	562,305,000	(11,350,000)	(122,840,000)	428,115,000
Minority interests	6,360,000	—	—	6,360,000
Commitments and contingencies Stockholders’ equity:
Common stock, $.01 par value; 50,000,000 shares authorized; 43,865,000 shares issued and outstanding at June 30, 2005	439,000	—	—	439,000
Additional paid-in capital	392,939,000	—	—	392,939,000
Distributions in excess of earnings	(55,309,000)	—	10,890,000	(44,419,000)
Accumulated other comprehensive loss	(53,000)	—	—	(53,000)

Total stockholders’ equity	338,016,000	—	10,890,000	348,906,000

Total liabilities and stockholders’ equity	$906,681,000	$(11,350,000)	$(111,950,000)	$783,381,000

The accompanying notes are an integral part of these pro forma financial statements.

G REIT, Inc.
Pro Forma Condensed Consolidated Statement of Operations
Six Months Ended June 30, 2005
(Unaudited)

		Sale of 525 B
	Company	Street	Company
	Historical	Property (C)	Proforma

Revenues:
Rental	$53,171,000	$—	$53,171,000
Expenses:
Rental	24,227,000	—	24,227,000
General and administrative	2,132,000	—	2,132,000
Depreciation and amortization	18,902,000	—	18,902,000

	45,261,000	—	45,261,000
Operating income	7,910,000	—	7,910,000
Other (expense) income:
Interest (including amortization of deferred financing costs)	(13,059,000)	—	(13,059,000)
Interest and dividend income	293,000	—	293,000
Gain on sale of marketable securities	272,000	—	272,000
Equity in earnings of unconsolidated real estate	686,000	—	686,000
Minority interests	108,000	—	108,000

Loss from continuing operations	(3,790,000)	—	(3,790,000)
Income (loss) from discontinued operations	1,226,000	(1,259,000)	(33,000)

Net loss	$(2,564,000)	$(1,259,000)	$(3,823,000	)(E)

Comprehensive loss:
Net loss	$(2,564,000)	$(1,259,000)	$(3,823,000)
Unrealized loss on marketable securities	(108,000)	—	(108,000)

Comprehensive loss	$(2,672,000)	$(1,259,000)	$(3,931,000	)(E)

Net loss per common share:
Continuing operations — basic and diluted	$(0.09)	$—	$(0.09)
Discontinued operations — basic and diluted	0.03	—	(0.00)

Total net loss per common share — basic and diluted	$(0.06)	$—	$(0.09	)(E)

Weighted average number of common shares outstanding — basic and diluted	43,865,000	—	43,865,000

The accompanying notes are an integral part of these pro forma financial statements.

G REIT, Inc.
Pro Forma Condensed Consolidated Statement of Operations
Year Ended December 31, 2004
(Unaudited)

		Sale of 525 B
	Company	Street	Company
	Historical	Property(D)	Proforma

Revenues:
Rental	$94,910,000	$(7,043,000)	$87,867,000
Expenses:
Rental	40,262,000	(2,328,000)	37,934,000
General and administrative	3,401,000	(24,000)	3,377,000
Depreciation and amortization	34,833,000	(2,832,000)	32,001,000

	78,496,000	(5,184,000)	73,312,000
Operating income	16,414,000	(1,859,000)	14,555,000
Other (expense) income:
Interest (including amortization of deferred financing costs)	(18,951,000)	1,610,000	(17,341,000)
Interest and dividend income	423,000	(5,000)	418,000
Gain on sale of marketable securities and joint venture	1,231,000	—	1,231,000
Equity in loss of unconsolidated real estate	(604,000)	—	(604,000)
Minority interests	9,000	—	9,000

Loss from continuing operations before income taxes	(1,478,000)	(254,000)	(1,732,000)
Income taxes	398,000	—	398,000

Net loss	$(1,876,000)	$(254,000)	$(2,130,000	)(E)
Comprehensive loss:
Net loss	$(1,876,000)	$(254,000)	$(2,130,000)
Unrealized gain on marketable securities	55,000	—	55,000

Comprehensive loss:	$(1,821,000)	$(254,000)	$(2,075,000	)(E)

Net loss per common share — basic and diluted	$(0.05)	$—	$(0.06	)(E)

Weighted average number of common shares outstanding — basic and diluted	37,336,000	—	37,336,000

The accompanying notes are an integral part of these pro forma financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
For the Year Ended December 31, 2004 and the Six Months Ended June 30, 2005
The unaudited pro forma condensed consolidated financial statements have been adjusted as discussed in the notes below.
(A)	Paydown of $11,350,000 on the 525 and 600 B Street cross-collateralized mortgage loan payable occurred on August 10, 2005 prior to the closing of the sale of 525 B Street on August 10, 2005. The 525 and 600 B Street properties had cross-collateralized debt of $126,000,000.

(B)	Sale of the 525 B Street property to an unaffiliated party for $116,000,000. In conjunction with the sale of 525 B Street, we paid off the remaining cross-collateralized debt of $114,650,000 on the 525 and 600 B Street properties. The sale resulted in a net gain of $10,558,000 and the removal of the property’s cost basis (including assets held for sale (primarily impounds and reserves, in-place leases and tenant relationships) and liabilities held for sale (primarily below market leases and security deposits) directly associated with 525 B Street). In addition, $1,127,000 was sent to an accommodator at closing for a future real estate acquisition.

(C)	Actual revenues and expenses of 525 B Street (as reflected below) for the six months ended June 30, 2005 which were presented as discontinued operations in the Company’s Form 10-Q as of June 30, 2005. The decision to sell 525 B Street was approved by the Board of Directors on February 8, 2005.

(D)	Actual revenues and expenses of 525 B Street (as reflected below) for the year ended December 31, 2004 were presented as continuing operations in the Company’s Form 10-K, as amended, as of December 31, 2004.

(E)	Excludes the effect of the gain on sale of 525 B Street of $10,558,000.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

G REIT, INC.
Date: September 22, 2005	By:	/s/ Anthony W. Thompson
		Name:	Anthony W. Thompson
		Title:	President and Chief Executive Officer